Exhibit 99.6

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including additional amendments thereto) with respect to the common shares, no par value, of TransAlta Corporation. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

November 9, 2023	BROOKFIELD CORPORATION

	By:	/s/ Swati Mandava
Name: Swati Mandava
Title: Managing Director, Legal and Regulatory

BAM PARTNERS TRUST, by its trustee, BAM CLASS B PARTNERS INC.

	By:	/s/ Kathy Sarpash
Name: Kathy Sarpash
Title: Secretary

EAGLE CANADA COMMON HOLDINGS LP, by its general partner BIF IV CDN SPLIT LP, by its general partner BIF IV CDN GP LP, by its general partner BIF IV CDN GP LTD.

	By:	/s/ Adrienne Moore
Name: Adrienne Moore
Title: Vice President

BIF IV EAGLE NR CARRY LP, by its general partner BIF IV LTIP CANADA SPLITTER LP, by its general partner BIF IV CDN SPLIT LP, by its general partner BIF IV CDN GP LP, by its general partner BIF IV CDN GP LTD.

	By:	/s/ Adrienne Moore
Name: Adrienne Moore
Title: Vice President

BIF IV LTIP CANADA SPLITTER LP, by its general partner BIF IV CDN SPLIT LP, by its general partner BIF IV CDN GP LP, by its general partner BIF IV CDN GP LTD.

	By:	/s/ Adrienne Moore
Name: Adrienne Moore
Title: Vice President

BIF IV CDN SPLIT LP, by its general partner BIF IV CDN GP LP, by its general partner BIF IV CDN GP LTD.

	By:	/s/ Adrienne Moore
Name: Adrienne Moore
Title: Vice President

BIF IV CDN GP LP, by its general partner BIF IV CDN GP LTD.

	By:	/s/ Adrienne Moore
Name: Adrienne Moore
Title: Vice President

BIF IV CDN GP LTD.

By:	/s/ Adrienne Moore
Name: Adrienne Moore
Title: Vice President

BROOKFIELD INFRASTRUCTURE GROUP LIMITED

By:	/s/ Carl Ching
Name: Carl Ching
Title: Senior Vice President

BIG TIMBER HOLDINGS L.P., by its general partner BROOKFIELD INFRASTRUCTURE GROUP LIMITED

By:	/s/ Carl Ching
Name: Carl Ching
Title: Senior Vice President